UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PTC Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

PROXY STATEMENT SUPPLEMENT

PTC THERAPEUTICS, INC.
NOTICE OF CHANGE OF LOCATION AND TIME
OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2020

This Supplement relates to the Proxy Statement of PTC Therapeutics, Inc. (the “Company”), dated April 27, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders.
Change in Location and Time of Annual Meeting
Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location and time of the Annual Meeting of Stockholders of PTC Therapeutics, Inc., to be held on Wednesday, June 10, 2020, has been changed. The Annual Meeting will be held over the internet in a virtual meeting format, via live webcast at 2:00 p.m. Eastern Time. You will be able to attend the Annual Meeting only via the webcast.
The date of the Annual Meeting has not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location and time of the meeting are superseded and replaced by the information contained in this Supplement.
A copy of the press release issued by the Company to announce the virtual meeting is attached.
Log-In Instructions
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in and vote at the Annual Meeting if you were a stockholder at the close of business on April 17, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee as of such record date. To access, participate in, and vote at the Annual Meeting at www.virtualshareholdermeeting.com/PTC2020 (the “Annual Meeting Website”), you must enter the control number found on your proxy card or notice you previously received.
Questions
Shareholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at the Annual Meeting Website, typing your question into the “Ask a Question” field, and clicking “Submit.”
Technical Difficulties
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call 800-586-1548 (Toll Free - US) or 303-562-9288 (International) for assistance. Technical support will be available beginning at 1:45 p.m. Eastern Time on June 10, 2020 through the conclusion of the Annual Meeting.
Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at the Annual Meeting Website.

Additional Information
There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.
Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

May 27, 2020

# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 10, 2020.

## PTC THERAPEUTICS, INC.

PTC THERAPEUTICS, INC.
100 CORPORATE COURT
SOUTH PLAINFIELD, NJ 07080-2449

D18702-P40096

**Meeting Information**

**Meeting Type:** Annual Meeting
**For holders as of:** April 17, 2020
**Date:** June 10, 2020 **Time:** 2:00 PM ET
**Location:** Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/PTC2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/PTC2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

# — Before You Vote —

## How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

NOTICE AND PROXY STATEMENT    2019 ANNUAL REPORT

**How to View Online:**

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery.

# — How To Vote —

## Please Choose One of the Following Voting Methods

**Vote By Internet:**

*Before The Meeting:*

Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

*During The Meeting:*

Go to *www.virtualshareholdermeeting.com/PTC2020.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

**Vote By Telephone:** To vote now by telephone, call *1-800-690-6903.* Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

**Vote By Mail:** Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D18703-P40096

**Voting Items**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) Stephanie S. Okey, M.S.
02) Stuart W. Peltz, Ph.D.
03) Jerome B. Zeldis, M.D.

**The Board of Directors recommends you vote FOR proposals 2 and 3.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. | ☐ | ☐ | ☐ |
| 3. Advisory vote to approve named executive officer compensation. | ☐ | ☐ | ☐ |

**NOTE:** To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.

D18704-P40096

**PTC THERAPEUTICS, INC.**
**Annual Meeting of Stockholders**
**June 10, 2020 9:00 a.m., Eastern Time**
**Proxy Solicited by the Board of Directors**

The undersigned hereby appoints Stuart W. Peltz and Mark E. Boulding, and each of them, proxies for the undersigned, with full power of substitution, and hereby authorizes them to represent and vote all shares of common stock of PTC Therapeutics, Inc., that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the company to be held on June 10, 2020 at 9:00 a.m., Eastern Time via live webcast at www.virtualshareholdermeeting.com/PTC2020, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and any other matter that may properly come before the meeting.

**This proxy, when properly executed, will be voted as specified herein. If no specification is made, this proxy will be voted FOR the election of each of the director nominees listed under proposal 1 and FOR proposals 2 and 3. If any other matters are voted on at the meeting, this proxy will be voted by the proxies on such matters in their sole discretion.**

D18705-P40096

**Authorized Signatures - This section must be completed for your instructions to be executed.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)

Signature 2 - (Joint Owners)

/ /
Date - (Please print date)

PTC THERAPEUTICS

# PTC Therapeutics, Inc. to Hold Virtual 2020 Annual Meeting of Stockholders

**SOUTH PLAINFIELD, N.J. – May 27, 2020** – PTC Therapeutics, Inc. (NASDAQ: PTCT) today announced that, due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of its stockholders, employees and communities, its 2020 Annual Meeting of Stockholders, has been changed to a virtual meeting to be held on Wednesday, June 10, 2020 at 2:00 p.m. Eastern Time. Stockholders will be able to participate in this year's Annual Meeting only via the virtual meeting.

Stockholders are entitled to participate in and vote at the Annual Meeting if they were a stockholder at the close of business on April 17, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder's bank, broker or nominee as of such record date. To access, participate in, and vote at the Annual Meeting at www.virtualshareholdermeeting.com/PTC2020 (the "Annual Meeting Website"), you must enter the control number found on your proxy card or notice you previously received. Stockholders may submit questions during the Annual Meeting through the virtual meeting platform. Additional information regarding the virtual meeting are included in a proxy supplement that the company has filed today with the Securities and Exchange Commission.

All stockholders - whether attending the Annual Meeting or not - are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Annual Meeting Website.

**ABOUT PTC THERAPEUTICS, INC.**

PTC is a science-driven, global biopharmaceutical company focused on the discovery, development and commercialization of clinically-differentiated medicines that provide benefits to patients with rare disorders. PTC's ability to globally commercialize products is the foundation that drives investment in a robust and diversified pipeline of transformative medicines and our mission to provide access to best-in-class treatments for patients who have an unmet medical need.

**For More Information:**

**Investors:**

Alex Kane

+1 (908) 912-9643

akane@ptcbio.com

**Media:**

Jane Baj

+1 (908) 912-9167

jbaj@ptcbio.com